Exhibit 99
Stem, Inc. Receives Continued Listing Standard Notice from NYSE

SAN FRANCISCO – August 30, 2024 – Stem, Inc. (“Stem” or the “Company”) (NYSE: STEM) today announced that, on August 28, 2024, it had received a written notice from the New York Stock Exchange (the “NYSE”) that the average closing price of its shares of common stock had fallen below $1.00 per share over a period of 30 consecutive trading days, which is the minimum average closing price required to maintain continued listing on the NYSE.

Stem will respond to the NYSE within 10 business days of receipt of the notice regarding its intent to cure the deficiency and return to compliance with the NYSE continued listing requirements. Under the NYSE's rules, the cure period extends for six months following receipt of the notice.

The Company's shares of common stock continue to trade on the NYSE, subject to compliance with other continued listing requirements.

Under the NYSE’s rules, Stem can regain compliance at any time during the six-month cure period if, on the last trading day of any calendar month during the cure period, its common stock has a closing share price of at least $1.00 per share and an average closing price of at least $1.00 per share over the 30-trading-day period ending on the last trading day of such month. Failure to satisfy the conditions of the cure period or to maintain other listing requirements could lead to a delisting. The NYSE’s notice does not affect Stem’s business operations or its reporting obligations with the SEC, and does not conflict with or cause an event of default under any of Stem’s material debt or other agreements.

About Stem

Stem provides clean energy solutions and services designed to maximize the economic, environmental, and resiliency value of energy assets and portfolios. Stem’s leading AI-driven enterprise software platform, Athena® enables organizations to deploy and unlock value from clean energy assets at scale. Powerful applications, including AlsoEnergy’s PowerTrack, simplify and optimize asset management and connect an ecosystem of owners, developers, assets, and markets. Stem also offers integrated partner solutions to help improve returns across energy projects, including storage, solar, and EV fleet charging. For more information, visit www.stem.com.

Forward-Looking Statements

Statements contained in this press release that are not statements of historical fact, including those that refer to our expectation to regain compliance with NYSE listing rules and the non-acceleration of our debt, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results or outcomes to differ materially from those expressed or implied by such forward-looking statements, including but not limited to our ability to execute on, and achieve the expected benefits from, our operational and strategic initiatives; our ability to regain compliance with the NYSE’s continued listing standards; our ability to secure sufficient and timely inventory from our suppliers, as well as contracted quantities of

Exhibit 99
equipment; our ability to meet contracted customer demand; supply chain interruptions and manufacturing or delivery delays; disruptions in sales, production, service or other business activities; general macroeconomic and business conditions in key regions of the world, including inflationary pressures; the results of operations and financial condition of our customers and suppliers; pricing pressures; our ability to continue to grow and manage our growth effectively; our ability to attract and retain qualified employees and key personnel; our ability to comply with, and the effect on our business of, evolving legal standards and regulations, including those concerning data protection, consumer privacy, sustainability, and evolving labor standards; risks relating to the development and performance of our energy storage systems and software-enabled services; and other risks and uncertainties discussed in our most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC. Statements in this press release are made as of the date of this release, and Stem disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events, or otherwise, except as required by law.

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Stem Investor Contacts
Ted Durbin, Stem
Marc Silverberg, ICR
IR@stem.com

Stem Media Contact
Suraya Akbarzad, Stem
press@stem.com

Source: Stem, Inc.